NASDAQ: OCFC
WELCOME TO THE
2010 ANNUAL MEETING
OF SHAREHOLDERS
OceanFirst Financial Corp.
MAY 6, 2010
Exhibit 99.1
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NASDAQ: OCFC
OceanFirst Financial Corp.
This presentation contains certain forward-looking statements which are based on certain assumptions and describe future plans, strategies and expectations of the Company.
These forward-looking statements are generally identified by use of the words “believe”,
“expect”, “intend”, “anticipate”, “estimate”, “project”, or similar expressions. The
Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the
Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area and accounting principles and guidelines.
These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake – and specifically disclaims any obligation – to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

NASDAQ: OCFC
2009
A Busy Year at OceanFirst Financial Corp.
January
– Accept the $38.3M preferred stock investment
under the Treasury Capital Purchase Program (CPP)
May
– Announce plans for acquisition of Central Jersey
Bancorp (CJBK)
October
– Receive shareholder approval of CJBK acquisition
November
– Raise $54 million in secondary stock offering and
request regulatory approval to repay the Treasury
CPP preferred stock investment
December
– Withdraw regulatory application to acquire CJBK
– Receive regulatory approval and repay the CPP
Treasury investment

NASDAQ: OCFC We fortified our Balance Sheet 12/31/08 3/31/10 Tangible Equity Capital $119,783,000 $187,181,000 Ratio to Assets 6.45% 8.51% Tangible Book Value (per share) $9.69 $9.94 During 2009 ...

NASDAQ: OCFC We added new institutional shareholders 12/31/08 3/31/10 Total Shares Outstanding 12,365,000 18,822,000 Institutional Ownership 32.9% 58.5% During 2009 ...

NASDAQ: OCFC
We grew our deposit base …
12/31/08 3/31/10
Total Deposits $1,274,132,000 $1,381,108,000
and made more sound loans
12 mos. – 3/31/09 12 mos. – 3/31/10
Loans Closed $421,308,000 $554,948,000
During 2009 ...

NASDAQ: OCFC We increased our bottom line 12 mos. – 3/31/09 12 mos. – 3/31/10 Net Income* $14,711,000 $16,104,000 *Before CPP payments to U.S. Treasury. During 2009 ...

NASDAQ: OCFC Dedicated to our Mission OceanFirst Builds Value For Its Shareholders As A Growth Oriented, Community-Focused Financial Services Organization

NASDAQ: OCFC Building Blocks of Our Vision Responsiveness to Market Competitive Product Array Growing Business Commitment to Extraordinary Customer Care Employer of Choice

NASDAQ: OCFC OceanFirst Strength, Stability & Experience Serving our Customers and Community Since 1902 18 Recessions and 1 Depression 19 Recoveries

NASDAQ: OCFC A Great Time to be a Community Bank Well-Positioned for 2010 and the Future Fortified with Capital Well-Positioned to Meet Customer Needs Focused on our Mission

NASDAQ: OCFC QUESTIONS AND ANSWERS ************** ************** ************** ************* * * * * * * * * * * * * * * * * * *

NASDAQ: OCFC
THANK YOU
FOR ATTENDING THE
2010 ANNUAL MEETING
OF SHAREHOLDERS
OceanFirst Financial Corp.
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